UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 4, 2020 (June 3, 2020)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900	11553
Uniondale, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 8.25% Series A Cumulative Redeemable, par value $0.01 per share	ABR-PA	New York Stock Exchange
Preferred Stock, 7.75% Series B Cumulative Redeemable, par value $0.01 per share	ABR-PB	New York Stock Exchange
Preferred Stock, 8.50% Series C Cumulative Redeemable, par value $0.01 per share	ABR-PC	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 3, 2020, Arbor Realty Trust, Inc. held its virtual annual meeting of stockholders. At the meeting, the stockholders voted as indicated below on the following proposals:

1.	Election of three Class II directors for a three-year term of office expiring at the 2023 annual meeting of stockholders and the election of a Class III director for a one-year term of office expiring at the 2021 annual meeting of stockholders.

Nominee	Votes Cast For	Withheld	Broker Non-Vote
Ivan Kaufman	64,358,164	1,518,828	44,308,961
Melvin F. Lazar	64,241,522	1,635,470	44,308,961
George Tsunis	55,064,769	10,812,223	44,308,961
Kenneth J. Bacon	65,022,404	854,588	44,308,961

Each nominee was elected as a director of Arbor Realty Trust, Inc.

2.	Approval to amend and restate the Arbor Realty Trust, Inc. 2017 Amended Omnibus Stock Incentive Plan as disclosed in the 2020 proxy statement.

For	Against	Abstain	Broker Non-Vote
56,285,357	8,699,667	891,968	44,308,961

Proposal 2 was approved.

3.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of Arbor Realty Trust, Inc. for the fiscal year 2020.

For	Against	Abstain	Broker Non-Vote
107,867,155	1,017,640	1,301,158	0

Proposal 3 was approved.

4.	Advisory vote to approve the compensation of Arbor Realty Trust, Inc.’s named executive officers as disclosed in the 2020 proxy statement.

For	Against	Abstain	Broker Non-Vote
55,948,265	8,216,987	1,711,740	44,308,961

Proposal 4 was approved.

5.	Advisory vote on the frequency of future advisory votes to approve executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
28,629,766	1,386,272	34,549,467	1,311,487	44,308,961

Based on the results of the vote, and consistent with the Board of Directors’ recommendation, stockholders recommended to continue to hold the non-binding advisory vote to approve executive compensation every three years. Accordingly, Arbor Realty Trust, Inc. will hold the non-binding advisory votes to approve executive compensation every three years until the next required advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: June 4, 2020